UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 16, 2014

MONGOLIA HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-54230	20-8317863
(Commission File Number)	(IRS Employer Identification No.)

2300 W. Sahara Avenue, Suite 800

Las Vegas, Nevada 89102

(Address of Principal Executive Offices) (Zip Code)

(702) 949-9449

(Registrant's Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 16, 2014, Mongolia Equipment Rental Corporation, a Delaware corporation, a wholly owned subsidiary of Mongolia Holdings, Inc., a Delaware corporation, entered into an amendment (the “Amendment”) to the International Franchise Agreement, dated March 21, 2013 (the “Franchise Agreement”), with Hertz Equipment Rental Corporation.

The Amendment changes the Commencement Date, as such term is defined under the Franchise Agreement, from July 1, 2013 to December 31, 2014.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number	Description

10.1	Amendment, dated December 16, 2014, to the International Franchise Agreement, dated March 21, 2013, by and between Mongolia Equipment Rental Corporation and Hertz Equipment Rental Corporation.

10.2	International Franchise Agreement, dated March 21, 2013, by and between Mongolia Equipment Rental Corporation and Hertz Equipment Rental Corporation, incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2014	MONGOLIA HOLDINGS, INC.

By: /s/ Gary D. Kucher
Gary D. Kucher
Title: Chief Executive Officer

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